EXHIBIT 10.62
AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 1 (this “Amendment Agreement”), dated as of March 31, 2011, to the Registration Rights Agreement dated as of December 31, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) by and among Communication Intelligence Corporation, a Delaware corporation (the “Company”), and the signatories hereto.

R E C I T A L S:

WHEREAS, the Company and the existing holders of shares of Series C Preferred Stock and Warrants are parties to the Agreement, which sets forth the registration rights granted to the holders of Series C Preferred Stock and Warrants in connection with the shares of Company common stock issuable upon the conversion of the Series C Preferred Stock or exercise of the Warrants;

WHEREAS, the Company intends to issue and sell up to 800,000 shares of Series C Preferred Stock (the “Follow-On Series C Shares”) and detachable three-year warrants to purchase a total of 35,555,556 shares of Company common stock at an exercise price of $0.0225 per share (the “Follow-On Series C Warrants”) to accredited investors for a purchase price of $1.00 per share pursuant to a private placement (the “Follow-On Offering”);

WHEREAS, the Company and the undersigned holders desire to amend the Agreement, effective as of the date hereof, to, among other things, (i) allow for the purchasers of Follow-On Series C Shares and Follow-On Series C Warrants issued in the Follow-On Offering (the “Additional Investors”) to become parties to the Agreement and be granted the registration rights set forth therein, (ii) amend the definition of “Investors” to include the Additional Investors and (iii) amend the definition of “Preferred Shares” to include the Follow-On Series C Shares and “Warrants” to include the Follow-On Warrants issued in the Follow-On Offering;

WHEREAS, Section 9(i) of the Agreement provides that the Company will not grant any additional registration rights after the date of the Agreement without the consent of the holders of at least a majority of the Registrable Stock unless such registration rights are subordinate in all respects to the rights contained in the Agreement;

WHEREAS, Section 9(d) of the Agreement provides that amendments to the Agreement may only become effective with the written consent of the Company and the holders of at least a majority of the Registrable Stock (assuming the conversion of all Preferred Shares and Warrants into Registrable Stock);

WHEREAS, the holders of at least a majority of the Registrable Stock wish to consent to the grant of the registration rights set forth in the Agreement to the Additional Investors; and

WHEREAS, the Company and the holders of at least a majority of the outstanding shares of Registrable Stock under the Agreement wish to consent to the amendments contained herein and, upon execution of this Amendment Agreement by the Company and such holders, the requirements of Section 9(d) of the Agreement will be satisfied.

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NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree, as follows:

1. Definitions in this Amendment Agreement.  Except as otherwise defined in this Amendment Agreement (including the preamble and the recitals hereof), capitalized terms are used herein with the meanings ascribed to such terms in the Agreement.

2. Consent to Additional Parties to the Agreement.  The undersigned holders of at least a majority of the Registrable Stock hereby consent to the addition of the Additional Investors as parties to the Agreement and of the grant of the registration rights set forth in the Agreement to such Additional Investors.  The Company shall require each Additional Investor to agree in writing to be subject to the terms and conditions of the Agreement, and that such terms and conditions shall inure to the benefit of such Additional Investors, by executing and delivering a Joinder Agreement, in substantially the form attached as Exhibit A, and upon execution and delivery of such Joinder Agreement, each such Additional Investor shall be deemed to be an Investor under the Agreement.

3. Consent to Amendments to the Agreement.  The Company and the undersigned holders of at least a majority of the outstanding shares of Registrable Stock hereby consent to the amendments to the Agreement contained in this Amendment Agreement and acknowledge that, upon execution of this Amendment Agreement by the Company and such holders, the requirements of Section 9(d) of the Agreement will be satisfied.

4. Amendment to Recitals of the Agreement.  The Recitals to the Agreement are hereby amended and restated in their entirety to read as follows:

“WHEREAS, the Company and the other parties hereto wish to provide certain arrangements with respect to the registration of shares of common stock, $0.01 par value, of the Company (the “Common Stock”) under the Securities Act (as defined below);

WHEREAS, the Company and certain of the Investors who are signatories thereto  have entered into a Series C Preferred Stock Purchase Agreement, dated as of December 9, 2010 (the “Purchase Agreement”), pursuant to which, subject to the terms and conditions therein, the Company is issuing and selling to such Investors, and such Investors are purchasing from the Company, an aggregate of up to 3,000,000 shares of the Company’s Series C Participating Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), and warrants to purchase shares of Common Stock (the “Warrants”) up to an aggregate amount of 133,333,333 shares (subject to adjustments);

WHEREAS, SG Phoenix LLC, on behalf of the Company, and certain investors (the “Additional Investors”) have entered into subscription agreements, pursuant to which, subject to the terms and conditions therein, the Company is issuing and selling to such Additional Investors, and such Additional Investors are purchasing from the Company, an aggregate of up to 800,000 shares of Series C Preferred Stock and warrants

EXHIBIT 10.62

    to purchase up to 35,555,556 shares of Common Stock (subject to adjustments) (the “Follow-On Offering”); and

WHEREAS, it is a condition to the obligations of the Investors under the Purchase Agreement and the Additional Investors pursuant to the Follow-On Offering that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.”

5. Amendment to Definition of “Investors” in the Agreement.  The definition of “Investors” in the Agreement is hereby amended effective as of the date hereof to include the Additional Investors in the Offering.

6. Amendment to Definition of “Preferred Shares” and “Warrants” in the Agreement.  The definition of “Preferred Shares” in Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Preferred Shares” means shares of Series C Preferred Stock issued to the Investors pursuant to the Purchase Agreement or the Follow-On Offering, or by way of a stock dividend, stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.”

The definition of “Warrants” is hereby added to Section 1 of the Agreement and reads as follows:

“Warrants” means the Warrants issued to the Investors pursuant to the Purchase Agreement or the Follow-On Offering.

7. Effectiveness of Amendments.  The amendments to the Agreement contained in this Amendment Agreement shall become effective on and as of the date hereof.  From and after such date, each reference in the Agreement to the “Agreement”, or any like expression referring to the Agreement, shall be deemed to refer to the Agreement as amended by this Amendment Agreement.  The Agreement, other than as amended hereby, shall remain unchanged and in full force and effect.

8. Counterparts; Facsimile.  This Amendment Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

9. Governing Law.  This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of law principles.

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SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed as of the day and year first above written.

COMPANY:	COMMUNICATION INTELLIGENCE CORPORATION By: /s/ Craig Hutchison Name: Craig Hutchison Title: Vice President and Assistant Treasurer
REQUIRED HOLDERS:	PHOENIX VENTURE FUND LLC By: SG Phoenix Ventures LLC, its Managing Member By: /s/ Andrea Goren Name: Andrea Goren Title: Member
/s/ Michael W. Engmann MICHAEL W. ENGMANN
MDNH PARTNERS L.P. By: /s/ Michael W. Engmann Name: Michael W. Engmann Title: General Partner

Signature Page to Amendment No. 1 to the Registration Rights Agreement